  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2011

MSC Industrial Direct Co., Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)      Approval of Amendments to 2005 Omnibus Equity Plan

On January 13, 2011, MSC Industrial Direct Co., Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders. At the annual meeting, the Company’s shareholders approved an amendment to the Company’s 2005 Omnibus Equity Plan (the “Plan”) to permit the grant of cash incentive awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed under Section 162(m) of the tax code. The amendment also changed the name of the Plan to the 2005 Omnibus Incentive Plan. The other material features of the Plan, including the number of shares reserved for issuance thereunder, were not affected by the amendment.

The full text of the Plan, as amended, is attached hereto as Exhibit 10.01.

Item 5.07    Submission of Matters to a Vote of Security Holders

As noted above, on January 13, 2011, the Company held its 2011 Annual Meeting of Shareholders. At the annual meeting, shareholders considered: (1) the election of nine directors for one-year terms; (2) a proposal to amend the Plan to permit the grant of cash incentive awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed under Section 162(m) of the tax code; and (3) the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011. The voting results with respect to each of the matters described above were as follows:

1.	To elect the following nominees as directors.

Nominee	For	Withheld	Broker Non-Votes
Charles Boehlke	209,659,387	5,741,692	2,280,231
Jonathan Byrnes	214,718,305	682,774	2,280,231
Roger Fradin	209,873,348	5,527,731	2,280,231
Erik Gershwind	214,212,456	1,188,623	2,280,231
Louise Goeser	210,149,598	5,251,481	2,280,231
Mitchell Jacobson	214,170,237	1,230,842	2,280,231
Denis Kelly	210,626,864	4,774,215	2,280,231
Philip Peller	210,647,934	4,753,145	2,280,231
David Sandler	214,661,132	739,947	2,280,231

2.	To amend the Plan to permit the grant of cash incentive awards.

For	Against	Abstain	Broker Non-Votes
213,086,297	2,301,400	13,382	2,280,231

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

For	Against	Abstain
217,380,573	288,236	12,501

At the annual meeting, each of Ms. Goeser and Messrs. Boehlke, Byrnes, Fradin, Gershwind, Jacobson, Kelly, Peller and Sandler were re-elected to the board of directors and each of the other proposals was approved.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits

10.01    MSC Industrial Direct Co., Inc. 2005 Omnibus Incentive Plan, as amended through January 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 13, 2011	By:	/s/ Shelley M. Boxer
Name: Shelley M. Boxer Title: Vice President, Finance

Exhibit Index

Exhibit No.	Description

10.01	MSC Industrial Direct Co., Inc. 2005 Omnibus Incentive Plan, as amended through January 13, 2011.